EXHIBIT 99.1

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) is made as of this 25th day of November, 2009, by and among the persons named as Investors set forth on Schedule A hereto (each an “Investor,” and, collectively, the “Investors”), and State Bancorp Inc., a New York corporation (the “Company”).

RECITALS

WHEREAS, each Investor owns the outstanding principal amount of the Company’s unsecured 8.25% Subordinated Notes Due June 15, 2013, set forth opposite such Investor’s name on Schedule A hereto (“Notes”), issued under and pursuant to that certain Indenture, dated as of June 8, 2006 (“Indenture”), between the Company and Wilmington Trust Company, as trustee  (the “Indenture Trustee”); and

WHEREAS, pursuant to the terms of this Agreement, each Investor wishes to exchange its Notes for shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), and the Company is willing to do so, upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter contained, the parties hereto hereby agree as follows, with the obligations of each Investor being several and not joint:

Article I

DEFINITIONS

Section 1.01. Definitions.  As used in this Agreement, the following terms have the following meanings:

“Agreement” shall have the meaning set forth in the preamble.

“Closing” shall have the meaning set forth in Section 2.02.

“Closing Date” shall have the meaning set forth in Section 2.02.

“Common Stock” shall have the meaning set forth in the recitals.

“Company” shall have the meaning set forth in the preamble.

“Contractual Obligation” shall have the meaning set forth in Section 3.04.

“Exchange” shall have the meaning set forth in Section 2.01.

“Exchange Shares” shall mean the shares of Common Stock to be issued by the Company pursuant to Section 2.01 of this Agreement.

“Governmental Authority” shall have the meaning set forth in Section 3.02.

“Indenture” shall have the meaning set forth in the recitals.

“Indenture Trustee” shall have the meaning set forth in the recitals.

“Investor(s)” shall have the meaning set forth in the preamble.

 “Notes” shall have the meaning set forth in the recitals.

“Person” means any individual, partnership (limited or general), corporation, limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or other entity.

“Requirement of Law” shall have the meaning set forth in Section 3.04.

“SEC” shall mean the Securities and Exchange Commission, and any successor Governmental Authority thereto.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder by the SEC from time to time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the SEC from time to time.

Article II

EXCHANGE

Section 2.01. Exchange of the Notes for Common Stock.  Subject to the terms and conditions of this Agreement, each Investor agrees to sell, transfer, assign, convey and deliver to the Company the Notes held by such Investor set forth opposite such Investor’s name on Schedule A hereto, and the Company hereby agrees to acquire such Notes from such Investor in exchange for the number of shares of Common Stock set forth opposite such Investor’s name on Schedule A hereto (the “Exchange Shares”), without any further consideration to be exchanged by the parties (the “Exchange”).  Each Investor agrees that, following the Exchange, it shall not have any claim against the Company for principal, interest or any other amount arising under or pursuant to the Notes or the Indenture.

Section 2.02. Closing.  The closing of the Exchange (the “Closing”) shall be take place on or about December 1, 2009 or such other date as may be agreed by the parties hereto (the “Closing Date”).

Section 2.03. Delivery by the Investors of the Notes.  At the Closing, each Investor shall (i) surrender for transfer and cancellation the Notes held by such Investor duly endorsed and accompanied by a written instrument of transfer in form satisfactory to the Company and the Indenture Trustee duly executed by such Investor and take all actions required pursuant to the Indenture or as reasonably requested by Company or the Indenture Trustee to effectuate such transfer, and (ii) take all other actions as may be necessary and appropriate to vest in the Company good and marketable title to the Notes free and clear of any and all liens, encumbrances, equities and claims.

Section 2.04. Delivery by the Company of the Exchange Shares. At the Closing, the Company shall issue and deliver to each Investor stock certificates registered in the name of, or as instructed by, such Investor, without any restrictive legends as their transferability, for the aggregate number of Exchange Shares set forth opposite such Investor’s name on Schedule A hereto.

Article III

REPRESENTATIONS AND WARRANTIES OF

THE INVESTORS

Each Investor severally represents and warrants (as to itself, himself or herself only) to the Company as follows:

Section 3.01. Organization.  Such Investor is either a natural person, a limited liability company, a partnership or a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, as the case may be.

Section 3.02. Authority.  Such Investor has full legal right, power and authority to enter into and perform this Agreement and to sell, assign, exchange, transfer and convey its Notes pursuant to this Agreement, and the execution and delivery of this Agreement by it, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary requisite action (corporate or otherwise).  Except for compliance with any applicable requirements of the Securities Act and the Securities Exchange Act, no consent, waiver or authorization of, or filing with any other Person (including, without limitation, any federal or state governmental authority or other political authority (collectively, “Governmental Authority”)) is required in connection with any of the foregoing or with the validity or enforceability against such Investor of this Agreement.  This Agreement has been duly executed and delivered by such Investor and constitutes the legal, valid and binding agreement of such Investor, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity.

Section 3.03. Ownership of Notes. Such Investor is the lawful owner of the Notes to be transferred by it hereunder, free and clear of all liens, encumbrances, restrictions and claims of every kind.

Section 3.04. No Conflict.  The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not, with or without the passage of time or the giving of notice or both, (i) conflict with any provision of such Investor’s certificate of incorporation or by-laws or other similar organizational documents, (ii) conflict with or violate any applicable law, statute, treaty, rule, regulation, arbitration award, judgment, decree, order or other determination of any Governmental Authority (collectively, “Requirement of Law”) applicable to such Investor or any mortgage, security, lease, franchise, agreement, guaranty, instrument or undertaking (collectively, “Contractual Obligation”) of such Investor or (iii) result in, or require, the creation or imposition of any lien, charge or other encumbrance on any of the properties of such Investor pursuant to any Requirement of Law or Contractual Obligation.

Section 3.05. Receipt of Information.  The Investor has signed a Confidentiality Agreement with the Company pursuant to which the Investor has been afforded access to Confidential Information (as that term is defined in the Confidentiality Agreement) concerning the Company.  The Investor acknowledges that it has had the opportunity to discuss the Company’s strategic plan, including State Bank of Long Island’s loan portfolio, and any other information it deems important to its investment decision with the Chief Executive Officer of the Company and other members of senior management.  Such Investor acknowledges and agrees that until such time as any and all material non-public information which has been provided to the Investor is no longer considered material or becomes publicly available, neither the Investor nor any of its affiliates will acquire or sell or agree to acquire or sell any securities of the Company.

Section 3.06. Disclaimer of Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE III, SUCH INVESTOR DOES NOT MAKE AND HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, RELATING TO ITSELF OR ITS BUSINESSES. ANY SUCH OTHER REPRESENTATIONS AND WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED BY SUCH INVESTOR.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Investor as follows:

Section 4.01. Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York.

Section 4.02. Valid Issuance of Securities.  The Exchange Shares (i) have been duly authorized and upon issuance will be validly issued and fully paid and (subject to Section 630 of the New York Business Corporation Law) nonassessable, (ii) will be issued without violation of any preemptive rights and will not be subject to any contractual right of first refusal or other right granted by the Company in favor of any Person, and (iii) will be issued pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act.  Provided an Investor is not an affiliate of the Company, the Exchange Shares issued to such Investor will contain no restrictive legend and will be freely transferable.

Section 4.03. Authority.  The Company has full legal right, power and authority to enter into and perform this Agreement, including the issuance of the Exchange Shares.  The execution, delivery and performance of this Agreement, the issuance of the Exchange Shares by the Company and the consummation by the Company of the transactions contemplated hereby have all been duly authorized by all necessary corporate action on the part of the Company.  No consent, waiver or authorization of, or filing with any other Person (including without limitation, any Governmental Authority) is required in connection with any of the foregoing or with the validity or enforceability against the Company of this Agreement, except for consents, waivers, authorizations or filings which have been obtained or, if not obtained or made, would not have a material adverse effect on the Investors’ rights in the Exchange Shares, and except for any required filings under the Securities Act, the Securities Exchange Act and applicable state securities laws.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity.

Section 4.04. No Conflict.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, do not and will not, with or without the passage of time or the giving of notice or both, (i) conflict with or violate any provision of the Company’s Certificate of Incorporation or By-laws or other governing documents or agreements between the Company and its stockholders, (ii) conflict with or violate any Requirement of Law applicable to the Company or any Contractual Obligation of the Company, in each case in a manner which would have a material adverse effect on the Investors’ rights in the Exchange Shares or (iii) result in, or require, the creation or imposition of any lien, charge or other encumbrance on any of its properties pursuant to any Requirement of Law or Contractual Obligation.

Section 4.05. Exempt from Registration.  The offer and issuance of Exchange Shares made pursuant to this Agreement will be in compliance with the Securities Act and all other applicable securities laws.

Section 4.06. Shares Outstanding.  The Exchange Shares issued to any one Investor by the Company will constitute less than 9.9% of the issued and outstanding shares of the Common Stock of the Company.

Section 4.07. Material Non-Public Information.   The Company agrees that at the same time it publicly announces the Exchange, it shall publicly disclose all material non-public information which has been provided to the Investors.

Section 4.08. Disclaimer of Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE IV, THE COMPANY DOES NOT MAKE AND HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, RELATING TO ITSELF OR ITS BUSINESSES. ANY SUCH OTHER REPRESENTATIONS AND WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED BY THE COMPANY.

Article V

CONDITIONS TO CLOSING

                Section 5.01. Conditions to Closing of the Company  The Company’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or part by the Company:

                                (a) The representations and warranties made by each of the Investors in Article III of this Agreement shall be true and correct on the Closing Date;

                               (b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Authority of competent jurisdiction or other law or legal restraint or prohibition preventing or making illegal the consummation of the transactions contemplated by this Agreement shall be in effect; and

(c) The closing of the transactions, under agreements substantially identical to this Agreement,  with all other investors who in the aggregate with any Investor hold 100% of the Notes,  shall have occurred or shall occur simultaneously with the Closing hereunder.

Section 5.02. Conditions to Closing of the Investors.  Each Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or part by such Investor:

(a) The representations and warranties made by the Company in Article IV of this Agreement shall be true and correct on the Closing Date;

(b) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other Governmental Authority of competent jurisdiction or other law or legal restraint or prohibition preventing or making illegal the consummation of the transactions contemplated by this Agreement shall be in effect.

(c)  The closing of the transactions, under agreements substantially identical to this Agreement, with all other investors who in the aggregate with any Investor hold 100% of the Notes, shall have occurred or shall occur simultaneously with the Closing hereunder.

Article VI

EXPENSES

Section 6.01. Expenses.  Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

Article VII

TERMINATION

Section 7.01. Termination.  Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

                                 (a) by mutual written consent of each of the parties hereto;

                                 (b) by any of the parties hereto if the Closing has not occurred on or before December 31, 2009;

                                 (c) by an Investor upon a breach of this agreement by the Company which the Company has failed to cure within five (5) days of notice to the Company of such breach; and

                                (d) by the Company upon a breach of this agreement by an Investor which the Investor has failed to cure within five (5) days of notice to the Investor of discovering such breach.

Article VIII

MISCELLANEOUS

Section 8.01. Notices.  All notices, requests, demands and other communications under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (i) when personally delivered, (ii) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (iii) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, postage prepaid, or (iv) one (1) business day after having been dispatched by a nationally recognized overnight courier service, addressed to the parties or their permitted assigns at the following addresses:

if to the Company:

Patricia M. Schaubeck, Esq.
General Counsel
State Bancorp, Inc.
Two Jericho Plaza
Jericho, New York 11753
Facsimile: 516- 465-2300

with a copy to:

Sonnenschein Nath & Rosenthal LLP
Two World Financial Center
New York, New York 10281
Attention: Mark I. Sokolow
Facsimile: 212-768-6800

if to any Investor:

to the address for notices for such Investor set forth on Schedule A hereto or at such other address as a party may furnish in writing to each other party.

Section 8.02. Further Assurances.  In case at any time after the closing of the transactions contemplated hereby any further action is necessary or desirable to carry out the purposes of this Agreement, the Company and each Investor shall take all such further action.

Section 8.03. Survival.  All warranties, representations, and covenants made herein or in any other instrument delivered by the parties hereto or on their behalf under this Agreement shall be considered to have been relied upon and shall survive the closing of the transactions contemplated hereby regardless of any investigation made by any such party or on its behalf.

Section 8.04. Amendments, Modifications and Waivers.  Any covenant, agreement, provision or condition of this Agreement may be amended or modified, or compliance therewith may be waived (either generally or in any particular instance and either retroactively or prospectively), by (and only by) an instrument in writing signed by the Company and the Investors.

Section 8.05. Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

Section 8.06. Severability.  Should any part of this Agreement for any reason be declared invalid, such decision shall not affect the validity of any remaining portion which remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion thereto eliminated, and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without included therein any such part or parts which may, for any reason, be hereafter declared invalid.

Section 8.07. Captions.  The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 8.08. Entire Agreement.  This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

Section 8.09. Governing Law.  This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of New York, and all rights and remedies shall be governed by such laws without regard to principles of conflicts of laws.  Each of the parties hereby consents to personal jurisdiction, service of process and venue in the federal or state courts sitting in the City of New York for any claim, action or proceeding arising under this Agreement and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court.  To the extent permitted by law, each of the parties hereby irrevocably consents to the service of process in any such action or proceeding by the mailing by certified mail of copies of any service or copies of the summons and complaint and any other process to such party at the address specified in Section 8.01 hereof.  The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions.

Section 8.10. Remedies.  Each party to this Agreement acknowledges and agrees that in the event of any breach of this Agreement by any one of them, any of the parties, as the case may be, would be irreparably harmed and could not be made whole by monetary damages.  Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate, and each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

Section 8.11. Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile or electronic (including PDF) format, each of which shall be considered an original, but all of which taken together shall constitute one instrument.

Section 8.12  Interpretation.  No provisions of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have drafted or dictated such provision.

Section 8.13. Jury Trial.  The Company and each Investor each agree not to elect a trial by jury of any issue triable by jury, and waive any right to trial by jury to the extent that any such right shall now or hereafter exist.

Section 8.14. Disclosure.  Neither the Company nor any Investor, without the prior written consent of the other, shall publicly disclose this Agreement except to the extent required by applicable law.  The Investors consent to the Company filing  a Form 8-K under the Securities Exchange Act with respect to the Exchange and filing this Agreement as an exhibit thereto.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

STATE BANCORP, INC.

By:          /s/ Thomas M. O'Brien
Name:  Thomas M. O’Brien
                                                                                                                Title:  President and Chief Executive Officer

INVESTORS:

PRB INVESTORS, L.P.

By:          /s/ Andrew Bergman
Name: Andrew Bergman
                                                                                                                Title: Principal

                                                                                                ENDICOTT OPPORTUNITY PARTNERS II, L.P.

By:          /s/ Wayne K. Goldstein
Name: Wayne K. Goldstein
                                                                                                                Title: Managing Member of WR Endicott IIp, LLC, the
                                                                                                                          General Partner of Endicott Opportunity Partners II, L.P.

NORTHAVEN PARTNERS, L.P.

By:          /s/ Paul Burke
Name: Paul Burke
                                                                                                                Title: Member of the GP

                                                                                                NORTHAVEN PARTNERS II, L.P.

By:           /s/ Paul Burke
Name: Paul Burke
                                                                                                                Title: Member of the GP

NORTHAVEN OFFSHORE, LTD.

By:           /s/ Paul Burke
                Name: Paul Burke
                Title: Director

                                                                                               SANDLER O'NEILL ASSET MANAGEMENT, LLC

                                                                                                By:           /s/ Terry Maltese
                                                                                                                Name: Terry Maltese
                                                                                                                Title: President

SCHEDULE A

Investor/Address for notices	Principal	Number of Exchange Shares

PRB Investors, L.P. 245 Park Avenue, 24th floor New York, NY 10167	$2,000,000.00	331,320
Endicott Opportunity Partners II, L.P. 623 Fifth Ave, Ste 3104 New York, NY 10022	$4,000,000.00	662,641
Northaven Partners, L.P. 375 Park Avenue, Suite 2709 New York, NY 10152	$1,650,000.00	273,339
Northaven Partners II, L.P. 375 Park Avenue, Suite 2709 New York, NY 10152	$125,000.00	20,707
Northaven Offshore, Ltd. c/o Northaven Management , Inc. 375 Park Avenue, Suite 2709 New York, NY 10152	$225,000.00	37,273
Sandler O’Neill Asset Management 780 Third Avenue, 5th Floor New York, NY 10017	$2,000,000.00	331,320
Total	$10,000,000.00	1,656,600